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                                                                    EXHIBIT 23.2
                                                                    ------------

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated February 1, 2001 relating to the financial statements and financial statement schedule of ePresence, Inc., which appears in ePresence's Annual Report on Form 10-K for the year ended December 31, 2000.


/s/ PricewaterhouseCoopers LLP

Boston, MA
May 9, 2001